UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2009

Money4Gold Holdings, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-50494	98-0412432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway, Suite 600, Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 544-2447

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note. This Current Report on Form 8-K/A is filed as an amendment to the Form 8-K filed on May 13, 2009. This amendment is being filed to include the financial information required under Item 9.01.

Item 9.01

Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited financial statements of My Gold Envelope, LLC for the year ended December 31, 2008 and 2007 and unaudited financial statements for the three months ended March 31, 2009 and 2008.

(b) Pro forma financial information.

The unaudited pro forma financial statements of My Gold Envelope, LLC for the same periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MONEY4GOLD HOLDINGS, INC.

By:	/s/ DANIEL BRAUSER
Name:	Daniel Brauser Chief Financial Officer
Title:

Date: July 23, 2009

MY GOLD ENVELOPE, LLC

FINANCIAL STATEMENTS

MARCH 31, 2009

(UNAUDITED)

Page(s)
Balance Sheets as of March 31, 2009 (unaudited) and December 31, 2008 (audited)	1

Statements of Operations for the three months ended March 31, 2009 and 2008 (unaudited)	2

Statements of Cash Flows for the three months ended March 31, 2009 and 2008 (unaudited)	3

Notes to Financial Statements for the three months ended March 31, 2009 and 2008 (unaudited)	4-8

My Gold Envelope, LLC

Balance Sheets

	March 31, 2009	December 31, 2008
	(Unaudited)	(Audited)
Assets

Assets:
Cash	$111,475	$30,562
Total Current Assets	111,475	30,562

Total Assets	$111,475	$30,562

Liabilities and Members' Deficit

Liabilities:
Accounts payable and accrued expenses	$658,584	$118,113
Loans payable - related parties	254,854	221,155
Loans payable - other	39,111	––
Total Current Liabilities	952,549	339,268

Total Members’ Deficit	(841,074)	(308,706)

Total Liabilities and Members’ Deficit	$111,475	$30,562

See accompanying notes to financial statements.

My Gold Envelope, LLC

Statements of Operations

	For the Three Months Ended
	March 31, 2009 (Unaudited)	March 31, 2008 (Unaudited)
Net revenues	$2,048,710	$84,422

Cost of revenues	532,355	15,205

Gross profit	1,516,355	69,217

General and administrative expenses	2,028,149	50,161

Income (loss) from operations	(511,794)	19,056

Interest expense	(20,574)	––

Net income (loss)	$(532,368)	$19,056

See accompanying notes to financial statements.

My Gold Envelope, LLC

Statements of Cash Flows

	For the Three Months Ended
	March 31, 2009 (Unaudited)	March 31, 2008 (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(532,368)	$19,056
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Changes in operating assets and liabilities:
Increase (Decrease) in:
Accounts payable and accrued expenses	540,471	(19,690)
Net Cash Provided by (Used In) Operating Activities	8,103	(634)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans payable - related parties - net	100,000	––
Proceeds from loans payable - other	39,111	––
Repayment of loan - related parties	(66,301)	––
Distributions	––	(25,115)
Net Cash Provided By (Used In) Financing Activities	72,810	(25,115)

Net Increase (Decrease) in Cash	80,913	(25,749)

Cash - Beginning of Period	30,562	42,197

Cash - End of Period	$111,475	$16,448

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Period for:
Interest	$20,574	$––

See accompanying notes to financial statements.

My Gold Envelope, LLC

Notes to Financial Statements

March 31, 2009

(Unaudited)

Note 1 Organization and Nature of Operations

Nature of operations

The Company was formed on September 2005, as BIDpHISH, LLC, under the laws of the State of Delaware. The Company changed its name to Pink Package, LLC on October 2007. The Company changed its name to My Gold Envelope, LLC (the “Company”) in March 2008.

From the date of founding through 2007, the Company operated as a consignee of goods which were sold on eBay. During early 2008, the Company acted as a sales and marketing group providing individuals an outlet to sell precious metals to a refinery, by converting their gold and other precious metals to cash via the mail. The Company used television and internet marketing to carry out their business plan.

On May 6, 2009, the Company was acquired by Money4Gold Holdings Inc., (“MFGD”), a public company operating in the same market.

Basis of presentation

The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.

The unaudited interim financial statements should be read in conjunction with the required financial information on Form 8-K filed by MFGD, which contains the audited financial statements and notes thereto for the years ended December 31, 2008 and 2007. The interim results for the period ended March 31, 2009 are not necessarily indicative of results for the full fiscal year.

Note 2 Summary of Significant Accounting Policies

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and uncertainties

The Company operates in an industry that is subject to intense competition and large marketing expenditures. The Company's operations are subject to significant risk and uncertainties including financial and operational risks including the potential risk of business failure.

Cash and cash equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. There were no cash equivalents at March 31, 2009 and 2008, respectively.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits; there were no balances that exceeded these limits at March 31, 2009 and 2008, respectively.

My Gold Envelope, LLC

Notes to Financial Statements

March 31, 2009

(Unaudited)

Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

Segment information

The Company follows Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." During 2009 and 2008, the Company only operated in one segment; therefore, segment information has not been presented.

Revenue recognition

During 2007, the Company sold goods through its eBay consignment sale business. The Company acquired items from individuals and attempted to sell these on eBay. The Company accepted these items on consignment and never took title or bore the risk of loss associated with its customer’s inventory. The Company recorded revenue upon the completion of an eBay transaction, which included sending merchandise to a buyer and receiving payment from that buyer. Upon receipt of payment from a buyer, the Company remitted an agreed amount to the originator of the consignment goods, with the remainder earned by the Company. These items had no right of return. If the items could not be sold, they were donated by the Company, which as allowed under the terms of the agreement.

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition and records revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the product is delivered, (3) the sales price to the customer is fixed or determinable, and (4) collectability of the related customer receivable is reasonably assured.

In 2008, the Company began to wind down its eBay sales and entered into a business providing cash to customers in connection with acquiring gold and, on occasion, other precious metals. The refiner remits payment to the Company based upon what the refiner determines to be the fair value of the precious metals. These precious metals were received directly by the refiner (a third party) from individuals. The refiner charged the Company approximately 12% for assay fees, in addition to some other specific item fees (such as return of a customer’s non-precious metals). The 12% assay fees and other related charges have been netted against revenue. Furthermore, the Company received a net payment from the refiner.

During the three months ended March 31, 2009 and 2008, the Company earned 100% and 84%, respectively, of its revenues from the refiner.

Cost of revenues

Cost of revenues represents payments to customers for the acquisition of gold and other precious metals that they mail into the refinery. Shipping and handling costs related to the delivery of kits to the refiner from a customer are included.

Advertising

In accordance with Accounting Standards Executive Committee Statement of Position 93-7, costs incurred for producing and communicating advertising for the Company are charged to operations as incurred.

Advertising expense for the three months ended March 31, 2009 and 2008 was $1,462,569 and $2,541, respectively.

Income Taxes

The Company elected to be taxed as a pass-through limited liability company under the Internal Revenue Code and is not subject to federal and state income taxes; accordingly, no provision had been made.

My Gold Envelope, LLC

Notes to Financial Statements

March 31, 2009

(Unaudited)

Recent accounting pronouncements

In December 2007, the FASB issued SFAS 141R, Business Combinations (“SFAS 141R”), which replaces FASB SFAS 141, Business Combinations. This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition. SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date. This compares to the cost allocation method previously required by SFAS No. 141. SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met. Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date. This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008. Early adoption of this standard is not permitted and the standards are to be applied prospectively only. Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed. The adoption of SFAS No. 141R is not expected to have a material effect on its financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on its financial position, results of operations or cash flows.

In March 2008, the FASB issued SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities—An Amendment of FASB Statement No. 133.” (“SFAS 161”). SFAS 161 establishes the disclosure requirements for derivative instruments and for hedging activities with the intent to provide financial statement users with an enhanced understanding of the entity’s use of derivative instruments, the accounting of derivative instruments and related hedged items under Statement 133 and its related interpretations, and the effects of these instruments on the entity’s financial position, financial performance, and cash flows. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect its adoption of SFAS 161 to have a material impact on its financial position, results of operations or cash flows.

In April 2008, the FASB issued FASB Staff Position (“FSP”) SFAS No. 142-3, “ Determination of the Useful Life of Intangible Assets” . This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141R, and other GAAP. This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The Company does not expect the adoption of SFAS FSP 142-3, to have a material impact on its financial position, results of operations or cash flows.

My Gold Envelope, LLC

Notes to Financial Statements

March 31, 2009

(Unaudited)

In May 2008, the FASB issued FSP Accounting Principles Board (“APB”) 14-1 “Accounting for Convertible Debt instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”). FSP APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 on a retroactive basis. The Company does not expect the adoption of FSP APB 14-1, to have a material impact on its financial position, results of operations or cash flows.

In October 2008, the FASB issued FSP FAS 157-3, “ Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active” (“FSP FAS 157-3”), with an immediate effective date, including prior periods for which financial statements have not been issued. FSP FAS 157-3 amends FAS 157 to clarify the application of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist. The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date. The adoption of FSP FAS 157-3 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In April 2009, the FA/SB issued FSP SFAS 157-4, “Determining Whether a Market Is Not Active and a Transaction Is Not Distressed,” which further clarifies the principles established by SFAS No. 157. The guidance is effective for the periods ending after June 15, 2009 with early adoption permitted for the periods ending after March 15, 2009. The adoption of FSP FAS 157-4 is not expected to have a material effect on the Company’s financial position, results of operations, or cash flows.

In May 2009, the FASB issued SFAS No. 165 “Subsequent Events” (“SFAS 165”). SFAS 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 sets forth (1) The period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (2) The circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements and (3) The disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Company is evaluating the impact the adoption of SFAS 165 will have on its financial statements.

In June 2009, the FASB issued SFAS No. 166 “Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140” (“SFAS 166”). SFAS 166 improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. SFAS 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. The Company is evaluating the impact the adoption of SFAS 166 will have on its financial statements.

In June 2009, the FASB issued SFAS No. 167 “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”). SFAS 167 improves financial reporting by enterprises involved with variable interest entities and to address (1) the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities”, as a result of the elimination of the qualifying special-purpose entity concept in SFAS 166 and (2) constituent concerns about the application of certain key provisions of Interpretation 46(R), including those in which the accounting and disclosures under the Interpretation do not always provide timely and useful information about an enterprise’s involvement in a variable interest entity. SFAS 167 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. The Company is evaluating the impact the adoption of SFAS 167 will have on its financial statements.

My Gold Envelope, LLC

Notes to Financial Statements

March 31, 2009

(Unaudited)

In June 2009, the FASB issued SFAS No. 168 “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162”. The FASB Accounting Standards Codification (“Codification”) will be the single source of authoritative nongovernmental U.S. generally accepted accounting principles. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. SFAS 168 is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards are superseded as described in SFAS 168. All other accounting literature not included in the Codification is nonauthoritative. The Codification is not expected to have a significant impact on the Company’s financial statements.

Other accounting standards have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Note 3 Going Concern and Liquidity

As reflected in the accompanying financial statements, the Company has a net loss of $532,368 for the three months ended March 31, 2009; and has a working capital deficit and members’ deficit of $841,074 at March 31, 2009.

The Company believes its current available cash along with anticipated revenues may be insufficient to meet its cash needs for the near future. There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The ability of the Company to continue its operations is dependent on Management's plans, which include the raising of capital through debt and/or equity markets with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements. The Company may need to incur additional liabilities with certain related parties to sustain the Company’s existence. The Company believes that it can provide strategic sales and marketing services with its merger into MFGD.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 4 Loans Payable and Due to Related Party

(A)

Loans Payable – Related Parties

In January 2009, two officers of the Company advanced an aggregate $100,000. These notes were unsecured and were repaid during April and May 2009. The notes bore interest at 1.5% per week.

During December 2008, the Company received advances from two related parties totaling $201,319. These notes bear 12% interest, with interest payments due on the 15th of each month. These notes are unsecured and due on December 31, 2009.

During the three months ended March 31, 2009, the Company repaid debt principal of $46,465. Subsequent to March 31, 2009, the Company repaid additional debt principal of $40,000.

In 2008, an affiliate of two of the Company’s officers advanced working capital of $19,836. The advance was non-interest bearing, unsecured and due on demand. The advances were repaid in March 2009.

(B)

Loans Payable – Other

In January 2009, the Company borrowed $39,111. These loans bear interest at 12%, are unsecured and due on demand.

My Gold Envelope, LLC

Notes to Financial Statements

March 31, 2009

(Unaudited)

Note 5 Members’ Equity (Deficit)

During the three months ended March 31, 2008, the Company paid distributions of $25,115.

Note 6 Commitments and Contingencies

In 2009, the Company entered into various royalty agreements for media services. These agreements required minimum royalties based upon revenue earned. Royalties ranged from 1% - 2.5%. During the three months ended March 31, 2009, the Company recorded royalty expense of $54,018.

MY GOLD ENVELOPE, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2008 AND 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of:

My Gold Envelope, LLC

We have audited the accompanying balance sheets of My Gold Envelope, LLC, as of December 31, 2008 and 2007 and the related statements of operations, changes in members' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of My Gold Envelope, LLC as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has a net loss of $438,096 and net cash used in operations of $339,175 for the year ended December 31, 2008; and has a working capital deficit and members’ deficit of $308,706. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan in regards to these matters is also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Berman & Company, P.A.

Boca Raton, Florida

July 16, 2009

11

My Gold Envelope, LLC

Balance Sheets

	December 31,
	2008	2007
Assets

Assets:
Cash	$30,562	$42,197
Total Current Assets	30,562	42,197

Total Assets	$30,562	$42,197

Liabilities and Members' Equity (Deficit)

Liabilities:
Accounts payable and accrued expenses	$118,113	$19,192
Loans payable - related parties	221,155	500
Total Current Liabilities	339,268	19,692

Total Members’ Equity (Deficit)	(308,706)	22,505

Total Liabilities and Members’ Equity	$30,562	$42,197

See accompanying notes to financial statements.

My Gold Envelope, LLC

Statements of Operations

	For the Years Ended December 31,
	2008	2007

Net revenues	$1,160,925	$24,583

Cost of revenues	259,449	––

Gross profit	901,476	24,583

General and administrative expenses	1,334,498	465,225

Loss from operations	(433,022)	(440,642)

Interest expense	(5,074)	––

Net loss	$(438,096)	$(440,642)

See accompanying notes to financial statements.

My Gold Envelope, LLC

Statement of Changes in Members' Equity (Deficit)

For the Years Ended December 31, 2008 and 2007

Balance December 31, 2006	$38,148

Units sold for cash	550,000

Distributions	(125,001)

Net loss	(440,642)

Balance December 31, 2007	22,505

Units sold for cash	100,000

Contributed capital	32,000

Distributions	(25,115)

Net loss	(438,096)

Balance December 31, 2008	$(308,706)

See accompanying notes to financial statements.

My Gold Envelope, LLC

Statements of Cash Flows

	For the Years Ended December 31,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(438,096)	$(440,642)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Increase in:
Accounts payable and accrued expenses	98,921	19,192
Net Cash Used In Operating Activities	(339,175)	(421,450)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans payable - related parties - net	220,655	––
Units sold for cash	100,000	550,000
Contributed capital	32,000	––
Member distributions	(25,115)	(125,001)
Net Cash Provided By Financing Activities	327,540	424,999

Net Increase (Decrease) in Cash	(11,635)	3,549

Cash - Beginning of Period	42,197	38,648

Cash - End of Period	$30,562	$42,197

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Year for:
Interest	$––	$––

See accompanying notes to financial statements.

My Gold Envelope, LLC

Notes to Financial Statements

December 31, 2008 and 2007

Note 1 Organization and Nature of Operations

Nature of operations

The Company was formed on September 2005, as BIDpHISH, LLC, under the laws of the State of Delaware. The Company changed its name to Pink Package, LLC on October 2007. The Company changed its name to My Gold Envelope, LLC (the “Company”) in March 2008.

From the date of founding through 2007, the Company operated as a consignee of goods which were sold on eBay. During early 2008, the Company acted as a sales and marketing group providing individuals an outlet to sell precious metals to a refinery, by converting their gold and other precious metals to cash via the mail. The Company used television and internet marketing to carry out their business plan.

On May 6, 2009, the Company was acquired by Money4Gold Holdings Inc., (“MFGD”), a public company operating in the same market.

Note 2 Summary of Significant Accounting Policies

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and uncertainties

The Company operates in an industry that is subject to intense competition and large marketing expenditures. The Company's operations are subject to significant risk and uncertainties including financial and operational risks including the potential risk of business failure.

Cash and cash equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. There were no cash equivalents at December 31, 2008 or December 31, 2007, respectively.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At December 31, 2008 and 2007, there were no balances that exceeded these limits.

Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

Segment information

The Company follows Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." During 2008 and 2007, the Company only operated in one segment; therefore, segment information has not been presented.

Revenue recognition

During 2007, the Company sold goods through its eBay consignment sale business. The Company acquired items from individuals and attempted to sell these on eBay. The Company accepted these items on consignment and never took title or bore the risk of loss associated with its customer’s inventory. The Company recorded revenue upon the completion of an eBay transaction, which included sending merchandise to a buyer and receiving payment from that

My Gold Envelope, LLC

Notes to Financial Statements

December 31, 2008 and 2007

buyer. Upon receipt of payment from a buyer, the Company remitted an agreed amount to the originator of the consignment goods, with the remainder earned by the Company. These items had no right of return. If the items could not be sold, they were donated by the Company, which as allowed under the terms of the agreement.

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition and records revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the product is delivered, (3) the sales price to the customer is fixed or determinable, and (4) collectability of the related customer receivable is reasonably assured.

In 2008, the Company began to wind down its eBay sales and entered into a business providing cash to customers in connection with acquiring gold and, on occasion, other precious metals. The refiner remits payment to the Company based upon what the refiner determines to be the fair value of the precious metals. These precious metals were received directly by the refiner (a third party) from individuals. The refiner charged the Company approximately 12% for assay fees, in addition to some other specific item fees (such as return of a customer’s non-precious metals). The 12% assay fees and other related charges have been netted against revenue. Furthermore, the Company received a net payment from the refiner.

During 2008, the Company earned 98% of its revenues from the refiner. In 2007, the Company earned 100% of its revenues from its eBay sales.

Cost of revenues

Cost of revenues represents payments to customers for the acquisition of gold and other precious metals that they mail into the refinery. Shipping and handling costs related to the delivery of kits to the refiner from a customer are included.

Advertising

In accordance with Accounting Standards Executive Committee Statement of Position 93-7, costs incurred for producing and communicating advertising for the Company are charged to operations as incurred.

Advertising expense for the years ended December 31, 2008 and 2007 was $942,869 and $0, respectively.

Income Taxes

The Company elected to be taxed as a pass-through limited liability company under the Internal Revenue Code and is not subject to federal and state income taxes; accordingly, no provision had been made.

Recent accounting pronouncements

In December 2007, the FASB issued SFAS 141R, Business Combinations (“SFAS 141R”), which replaces FASB SFAS 141, Business Combinations. This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition. SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date. This compares to the cost allocation method previously required by SFAS No. 141. SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met. Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date. This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008. Early adoption of this standard is not permitted and the standards are to be applied prospectively only. Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed. The adoption of SFAS No. 141R is not expected to have a material effect on its financial position, results of operations or cash flows.

My Gold Envelope, LLC

Notes to Financial Statements

December 31, 2008 and 2007

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on its financial position, results of operations or cash flows.

In March 2008, the FASB issued SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities—An Amendment of FASB Statement No. 133.” (“SFAS 161”). SFAS 161 establishes the disclosure requirements for derivative instruments and for hedging activities with the intent to provide financial statement users with an enhanced understanding of the entity’s use of derivative instruments, the accounting of derivative instruments and related hedged items under Statement 133 and its related interpretations, and the effects of these instruments on the entity’s financial position, financial performance, and cash flows. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect its adoption of SFAS 161 to have a material impact on its financial position, results of operations or cash flows.

In April 2008, the FASB issued FASB Staff Position (“FSP”) SFAS No. 142-3, “ Determination of the Useful Life of Intangible Assets” . This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141R, and other GAAP. This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The Company does not expect the adoption of SFAS FSP 142-3, to have a material impact on its financial position, results of operations or cash flows.

In May 2008, the FASB issued FSP Accounting Principles Board (“APB”) 14-1 “Accounting for Convertible Debt instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”). FSP APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 on a retroactive basis. The Company does not expect the adoption of FSP APB 14-1, to have a material impact on its financial position, results of operations or cash flows.

In October 2008, the FASB issued FSP FAS 157-3, “ Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active” (“FSP FAS 157-3”), with an immediate effective date, including prior periods for which financial statements have not been issued. FSP FAS 157-3 amends FAS 157 to clarify the application of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist. The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date. The adoption of FSP FAS 157-3 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In April 2009, the FA/SB issued FSP SFAS 157-4, “Determining Whether a Market Is Not Active and a Transaction Is Not Distressed,” which further clarifies the principles established by SFAS No. 157. The guidance is effective for the periods ending after June 15, 2009 with early adoption permitted for the periods ending after March 15, 2009. The adoption of FSP FAS 157-4 is not expected to have a material effect on the Company’s financial position, results of operations, or cash flows.

My Gold Envelope, LLC

Notes to Financial Statements

December 31, 2008 and 2007

In May 2009, the FASB issued SFAS No. 165 “Subsequent Events” (“SFAS 165”). SFAS 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 sets forth (1) The period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (2) The circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements and (3) The disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Company is evaluating the impact the adoption of SFAS 165 will have on its financial statements.

In June 2009, the FASB issued SFAS No. 166 “Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140” (“SFAS 166”). SFAS 166 improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. SFAS 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. The Company is evaluating the impact the adoption of SFAS 166 will have on its financial statements.

In June 2009, the FASB issued SFAS No. 167 “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”). SFAS 167 improves financial reporting by enterprises involved with variable interest entities and to address (1) the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities”, as a result of the elimination of the qualifying special-purpose entity concept in SFAS 166 and (2) constituent concerns about the application of certain key provisions of Interpretation 46(R), including those in which the accounting and disclosures under the Interpretation do not always provide timely and useful information about an enterprise’s involvement in a variable interest entity. SFAS 167 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. The Company is evaluating the impact the adoption of SFAS 167 will have on its financial statements.

 In June 2009, the FASB issued SFAS No. 168 “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162”. The FASB Accounting Standards Codification (“Codification”) will be the single source of authoritative nongovernmental U.S. generally accepted accounting principles. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. SFAS 168 is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards are superseded as described in SFAS 168. All other accounting literature not included in the Codification is nonauthoritative. The Codification is not expected to have a significant impact on the Company’s financial statements.

Other accounting standards have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Note 3 Going Concern and Liquidity

As reflected in the accompanying financial statements, the Company has a net loss of $438,096 and net cash used in operations of $339,175 for the year ended December 31, 2008; and has a working capital deficit and members’ deficit of $308,706.

The Company believes its current available cash along with anticipated revenues may be insufficient to meet its cash needs for the near future. There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all.

My Gold Envelope, LLC

Notes to Financial Statements

December 31, 2008 and 2007

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The ability of the Company to continue its operations is dependent on Management's plans, which include the raising of capital through debt and/or equity markets with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements. The Company may need to incur additional liabilities with certain related parties to sustain the Company’s existence. The Company believes that it can provide strategic sales and marketing services with its merger into MFGD.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 4 Loans Payable and Due to Related Party

During December 2008, the Company received advances from two related parties totaling $201,319. These notes bear 12% interest, with interest payments due on the 15th of each month. These notes are unsecured and due on December 31, 2009. During the period from January 1, 2009 to May 5, 2009, the Company repaid debt principal of $86,465.

In 2008, an affiliate of two of the Company’s officers advanced working capital of $19,836. The advance was non-interest bearing, unsecured and due on demand. These advances were repaid in March 2009.

Note 5 Members’ Equity (Deficit)

During 2008 and 2007, the Company sold member units for cash totaling $100,000 and $550,000, respectively.

During 2008 and 2007, the Company received contributed capital from an affiliate of two of the Company’s officers totaling $32,000 and $0, respectively.

During 2008 and 2007, the Company paid distributions totaling $25,115 and $125,001, respectively.

Note 6 Subsequent Events

In January 2009, the Company borrowed $39,111. These loans bear interest at 12%, are unsecured and due on demand.

In January 2009, two officers of the Company advanced an aggregate $100,000. These notes were unsecured and were repaid during April and May 2009. The notes bore interest at 1.5% per week.

In 2009, the Company entered into various royalty agreements for media services. These agreements required minimum royalties based upon revenue earned. Royalties ranged from 1% - 2.5%.

INDEX TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Page(s)

Pro Forma Condensed Combined Balance Sheets as of March 31, 2009	21

Pro Forma Condensed Combined Statements of Operations as of March 31, 2009	22

Pro Forma Condensed Combined Balance Sheets as of December 31, 2008	23

Pro Forma Condensed Combined Statements of Operations as of December 31, 2008	24

Notes to Pro Forma Condensed Combined Financial Statements as of March 31, 2009 and December 31, 2008	25-26

Money4Gold Holdings, Inc.

Pro Forma Condensed Combined Balance Sheet

	March 31, 2009 MyGold Envelope, LLC (Acquiree) (Unaudited)	March 31, 2009 Money4Gold Holdings, Inc. (Acquiror) (Unaudited)	Pro Forma Adjustments (Unaudited)		Pro Forma Combined (Unaudited)
Assets
Current assets
Cash	$111,475	$259,826			$371,301
Accounts receivable - related party	—	141,925			141,925
Inventory	—	61,577			61,577
Prepaid asset - related party	—	187,627			187,627
Debt issue costs -net	—	8,750			8,750
Prepaid and other current assets	—	61,351			61,351
Total current assets	111,475	721,056			832,531

Other assets
Fixed assets - net	—	2,123			2,123
Intangible assets - net	—	61,208	13,572,000	A	13,633,208
Intangible asset - net - related party	—	243,221			243,221
Prepaid asset - related party	—	594,152			594,152
Other assets	—	34,065			34,065
Total other assets	—	934,769			14,506,769

Total assets	$111,475	$1,655,825			$15,339,300

Liabilities and Stockholders' Equity

Current liabilities
Accounts payable and accrued expenses	$658,584	$346,537			$1,005,121
Accounts payable - related party	—	508,792			508,792
Revolving line of credit	—	250,000			250,000
Derivative liability	—	70,589			70,589
Loans payable - related parties	254,854	—			254,854
Loans payable - other	39,111	—			39,111
Total current liabilities	952,549	1,175,918			2,128,467

Convertible note payable - net of discount	—	201,400			201,400

Total Liabilities	952,549	1,377,318			2,329,867

Stockholders' equity

Convertible Preferred stock, ($0.0001 par value, 25,000,000 shares authorized, 14,100,000 issued and outstanding)	—	1,190			1,190

Common stock, ($0.0001 par value, 200,000,000 shares authorized, 156,305,363 shares issued and outstanding)	—	8,144	7,488	A	15,632
Additional paid in capital	—	4,834,139	12,723,438	A	17,557,577
Accumulated deficit	—	(4,565,300)			(4,565,300)
Accumulated other comprehensive loss	—	334			334
Member's deficit	(841,074)	—	841,074	A	—
Total stockholders' equity (deficit)	(841,074)	278,507			13,009,433

Total liabilities and stockholders' equity (deficit)	$111,475	$1,655,825			$15,339,300

See accompanying notes to pro forma condensed combined financial statements.

Money4Gold Holdings, Inc.

Pro Forma Condensed Combined Statement of Operations

	For The Three Months Ended
	March 31, 2009 MyGold Envelope, LLC (Unaudited)	March 31, 2009 Money4Gold Holdings, Inc. (Unaudited)	Pro Forma Adjustments (Unaudited)	Pro Forma Combined (Unaudited)
Revenues:
Revenues - related party	$—	$1,195,638		$1,195,638
Net revenue	2,048,710	—		2,048,710
Total revenue	2,048,710	1,195,638		3,244,348

Cost of revenue	532,355	549,890		1,082,245

Gross profit	1,516,355	645,748		2,162,103

General and administrative	2,028,149	1,972,918		4,001,067

Loss from operations	(511,794)	(1,327,170)		(1,838,964)

Other expense
Change in value of derivative liability – embedded conversion option	—	(1,160)		(1,160)
Interest expense	(20,574)	(27,362)		(47,936)
Total other expense	(20,574)	(28,522)		(49,096)

Net loss	$(532,368)	$(1,355,692)		$(1,888,060)

Net loss per share - basic and diluted				$(0.01)

Weighted average shares outstanding during the period - basic and diluted				153,993,391

See accompanying notes to pro forma condensed combined financial statements.

Money4Gold Holdings, Inc.

Pro Forma Condensed Combined Balance Sheet

	December 31, 2008 MyGold Envelope, LLC (Acquiree) (Audited)	December 31, 2008 Money4Gold Holdings, Inc. (Acquiror) (Audited)	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets
Cash	$30,562	$778,436			$808,998
Accounts receivable - related party	—	285,707			285,707
Inventory	—	32,209			32,209
Prepaid asset - related party	—	187,627			187,627
Other current assets	—	810			810
Total current assets	30,562	1,284,789			1,315,351

Other assets
Intangible assets - net	—	65,167	13,572,000	A	13,637,167
Intangible asset - net - related party	—	257,814			257,814
Prepaid asset - related party	—	641,059			641,059
Other assets	—	21,234			21,234
Total other assets	—	985,274			14,557,274

Total assets	$30,562	$2,270,063			$15,872,625

Liabilities and Stockholders' Equity (Deficit)

Current liabilities
Accounts payable and accrued expenses	$118,114	$270,548			$388,662
Accounts payable - related party	—	568,198			568,198
Loans payable - related parties	221,155	—			221,155
Total current liabilities	339,269	838,746			1,178,015

Stockholders' equity (deficit)
Convertible Preferred stock, ($0.0001 par value, 25,000,000 shares authorized, 14,100,000 issued and outstanding)	—	1,410			1,410
Common stock, ($0.0001 par value, 200,000,000 shares authorized, 153,652,863 shares issued and outstanding)	—	7,879	7,488	A	15,367
Additional paid in capital	—	4,631,636	13,255,805	A	17,887,441
Accumulated deficit	—	(3,209,608)			(3,209,608)
Member's deficit	(308,707)	—	308,707	A	—
Total stockholders' equity (deficit)	(308,707)	1,431,317			14,694,610

Total liabilities and stockholders' equity (deficit)	$30,562	$2,270,063			$15,872,625

See accompanying notes to pro forma condensed combined financial statements.

Money4Gold Holdings, Inc.

Pro Forma Condensed Combined Statement of Operations

	For The Year Ended December 31, 2008 MyGold Envelope, LLC Acquiree (Audited)	For The Period February 14, 2008 (Inception) to December 31, 2008 Money4Gold Holdings, Inc. Acquiror (Audited)	Pro Forma Adjustments	Pro Forma Combined
Revenues:
Revenues - related party	$—	$1,561,444		$1,561,444
Net revenue	1,160,925	—		1,160,925
Total revenue	1,160,925	1,561,444		2,722,369

Cost of revenue	259,449	896,633		1,156,082

Gross profit	901,476	664,811		1,566,287

General and administrative	1,334,498	3,877,058		5,211,556

Loss from operations	(433,022)	(3,212,247)		(3,645,269)

Other income
Interest expense	(5,074)	—		(5,074)
Interest income	—	2,639		2,639
Total other income (expense) - net	(5,074)	2,639		(2,435)

Net loss	$(438,096)	$(3,209,608)		$(3,647,704)

Net loss per share - basic and diluted				$(0.03)

Weighted average shares outstanding during the period - basic and diluted				125,854,956

See accompanying notes to pro forma condensed combined financial statements.

Money4Gold Holdings, Inc. and Subsidiaries

Notes to Pro Forma Condensed Combined Financial Statements

(Unaudited)

Note 1 Background Information

On May 7, 2009 Money4Gold Holdings, Inc. (“the Company”) acquired 100% of the common stock of MGE Enterprises Corporation, formerly known as My Gold Envelope, LLC (“MGE”). The unaudited pro forma condensed combined financial statements are based on the historical financial statements of the Company and MGE after giving effect to the issuance of 74,876,432 shares of common stock by the Company in connection with the MGE acquisition, and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and accompanying notes of MGE included in Exhibits 99.1 and 99.2 of this Current Report of Form 8-K/A, and the historical consolidated financial statements and accompanying notes of Money4Gold Holdings, Inc., included in our annual report in Form 10-K for the fiscal year ended December 31, 2008 and the quarterly report on Form 10-Q for the quarter ended March 31, 2009.

Note 2 Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheets and statements of operations as of March 31, 2009 and December 31, 2008, are based on the historical financial statements of the Company and MGE, after giving effect to the Company’s acquisition of MGE on May 7, 2009, (initial 8-K was filed on May 13, 2009). The pro forma financial statements give effect to the merger as if it had occurred on January 1, 2008, with the resulting pro forma effects shown for the periods listed above.

In determining the valuation of goodwill, the Company is applying SFAS 141R, Business Combinations (“SFAS 141R”). The acquisition method of accounting is used for all business combinations and for an acquiror to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control.

SFAS 141R requires an entity:

•

to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition.

•

to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date.

•

to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met.

•

to recognize contingent consideration at the date of acquisition, based on the fair value at that date.

The Company has made significant assumptions and estimates in determining the preliminary estimated purchase price and the preliminary allocation of the estimated purchase price in the unaudited pro forma condensed combined financial statements. These preliminary estimates and assumptions are subject to change as we finalize our purchase price assessment and the valuation of the intangible assets acquired. These changes could result in material variances between our future financial results and the amounts presented in these unaudited pro forma condensed combined financial statements, including variances in fair values recorded, as well as expenses and cash flows associated with these items.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of our consolidated results of operations or financial position that would have been reported had the MGE acquisition been completed as of the dates presented, and should not be taken as a representation of our future consolidated results of operations or financial position.

Money4Gold Holdings, Inc. and Subsidiaries

Notes to Pro Forma Condensed Combined Financial Statements

(Unaudited)

Note 3 Acquisition of MGE and Allocation of Purchase Price

MGE is organized under the laws of Wyoming and is based in Florida. MGE acts as a sales and marketing group providing individuals an outlet to sell precious metals to a refinery, by converting their gold and other precious metals to cash via the mail. MGE uses television and internet marketing to carry out its business plan.

Effective May 7, 2009, the Company closed its acquisition under the terms of a share exchange agreement with MGE. MGE was acquired for 74,876,432 shares of the Company’s unregistered common stock valued at approximately $12,730,000 ($0.17/share), based upon the quoted closing trading price. In connection with this acquisition, there were approximately $125,000 in transaction costs. There were no contingent consideration arrangements. In the event that known debts that arose in MGE prior to the merger are not paid within 90 days of the closing, two former principal stockholders of MGE have provided personal guarantees for the repayment of these obligations.

The estimated purchase price of for MGE, as presented below, represents preliminary fair value estimates at the date of acquisition. Goodwill includes a preliminary estimate for the value of certain acquired media contracts, customer lists, and databases, as well as non-compete agreements in the employment agreements for two of the sellers. These intangibles will be identified and valued for purposes of presenting intangible assets outside of the presentation for goodwill.

Consideration transferred at fair value:
Common stock	$12,730,000

Net liabilities assumed:
Current assets	111,000
Current liabilities	953,000
Total net liabilities assumed	(842,000)
Goodwill – at fair value	$13,572,000

Note 4 Pro Forma Financial Statement Adjustment

(A)

Represents the elimination of the acquiree’s member deficit as part of the acquisition, as well as to record the preliminary fair values of the MGE goodwill in connection with assets acquired, liabilities assumed and the common stock issued in connection with the acquisition.

The pro forma basic and diluted earnings per share amounts presented in our unaudited pro forma condensed combined statements of operations are based upon the weighted average number of our common shares outstanding and are adjusted for the 74,876,432 shares of common stock issued in connection with the acquisition. The issuance of these shares is considered outstanding as of January 1, 2008. Diluted earnings per share will not be presented since the Company has a net loss, and the effect of the Company’s common stock equivalents would be anti-dilutive.

	Weighted Average Common Shares Outstanding
	Three Months Ended March 31, 2009	Year Ended December 31, 2008
Weighted average common shares outstanding – basic and diluted	79,116,959	50,978,524

Effect of common stock issued in merger	74,876,432	74,876,432

Weighted average common shares outstanding – basic and diluted – pro forma	153,993,391	125,854,956

Net loss – pro forma	$1,888,060	$3,647,704

Net loss per share – basic and diluted – pro forma	$(0.01)	$(0.03)